SUPPLEMENT DATED DECEMBER 26, 1995

                                       TO

                          PROSPECTUS DATED MAY 1, 1995

                                       FOR

                       LIFE OF VIRGINIA SERIES FUND, INC.


On December 26, 1995, AON Corporation announced that it has agreed to sell all of the common stock of Forth Financial Resources, Ltd., the parent of Forth Financial Securities Corporation ("FFSC"), to General Electric Capital Corporation (the "Transaction"). FFSC is the principal underwriter of the shares of Life of Virginia Series Fund, Inc. (the "Fund"). The Transaction is expected to close in the first half of 1996.

FFSC currently serves as the principal underwriter pursuant to a distribution agreement dated June 30, 1994 (the "Agreement"). Pursuant to the terms of the Agreement, a change of control of FFSC will result in a technical assignment and the termination of the Agreement. It is anticipated that a meeting of the Board of Directors of the Fund will be convened in the near future to consider the approval of a new distribution agreement. This new agreement would have substantially the same terms and conditions as the current Agreement, and if approved by the Board, would become effective upon the closing of the Transaction.